Exhibit 32

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Human Pheromone Sciences, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William P. Horgan and Gregory S. Fredrick certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William P. Horgan

Chairman and Chief Executive Officer

(Principal Executive Officer)

August 9, 2006

/s/ Gregory S. Fredrick

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

August 9, 2006

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